Lenders Presentation March 2008 Exhibit 99.1

Forward-Looking Statements
Statements in this presentation that are not reported financial results or other historical information are "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995.  They include, for example, statements about our current liquidity situation and proposed financing plans to address it, industry conditions and trends, our planned reduction of newsprint and commercial printing papers capacity, the closures of certain of our paper and sawmills, our ability to realize synergies from the combination of Abitibi-Consolidated Inc. and Bowater Incorporated, the anticipated timing of and the progress of integration efforts related to the combination, our ability to meet our $1 billion debt reduction target (including the success of our program to sell non-core assets, consolidate operations and the success of other actions aimed at reducing our debt), the continued growth of our international newsprint position, our competitive position, our ability to maintain and improve customer service levels, our financial performance, and our business outlook, strategies and assessment of market conditions.  Forward-looking statements may be identified by the use of forward-looking terminology such as the words
“will”,
“could”,
“may,”
“intend,”
“expect ”,
“believe ”,
“anticipate ”,
and other terms with similar meaning indicating possible future events or actions or potential impact on the business or security holders of AbitibiBowater.
These forward-looking statements are not guarantees of future performance.  They are based on management's assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, our ability to complete a series of financing transactions that are contingent upon one another, the current state of the credit markets, an in ability to reduce newsprint and commercial printing capacity as quickly as anticipated, an inability to obtain timely contributions to our cost-reduction initiatives from our unionized and salaried employees, the continued strength of the Canadian dollar against the U.S. dollar, worsening industry conditions and further growth in alternative media, actions of competitors, the demand for higher margin coated and uncoated mechanical paper, our ability to realize announced price increases, and the costs of raw materials such as fiber, energy, and chemicals.  In addition, with respect to forward-looking statements relating to the combination of Abitibi-Consolidated and Bowater, the following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the risk that the businesses will not be integrated successfully or that the anticipated improved financial performance, product quality and product development will not be achieved; the risk that other combinations within the industry or other factors may limit our ability to improve our competitive position;  the risk that the cost savings and other expected synergies from the transaction may not be fully realized, or may take longer to realize than expected and may not benefit Abitibi and Bowater to the same or similar extent; and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers.  Additional factors are listed from time to time in AbitibiBowater’s filings with the
Securities and Exchange Commission and the Canadian securities regulatory authorities, including those factors contained in the company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007 and the company’s registration statement on Form S-3 filed on October
29, 2007, under the caption
“Risk
Factors.”
All forward-looking statements in this news release are expressly qualified by information contained in the company’ s filings with the Securities and Exchange Commission and the Canadian securities regulatory authorities. AbitibiBowater undertakes no any obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
Any information about industry or general economic conditions contained in this news release is derived from third-party sources that the company believes are widely accepted and accurate; however, the company has not independently verified this information and cannot assure its accuracy.

3 Agenda Abitibi Subsidiary Overview Public Q&A Financial Overview Key Investment Highlights AbitibiBowater Overview Transaction Summary

Transaction Overview

Executive Summary
Abitibi-Consolidated Inc. (“Abitibi,” or the “Company”) is a leading global producer of forest products
— Subsidiary of AbitibiBowater Inc. (“ABH”)
— One of the largest producers of newsprint in the world and one of the largest manufacturers of commercial printing papers
— Among the largest recyclers of newspapers and magazines in the world
The proposed financing will retire near-term notes and increase available liquidity
— Abitibi notes and credit facilities maturing in 2008 and 2009 totaling $1.2 billion
Short-term liquidity is being constrained by the strong Canadian dollar, closure costs and near-term maturities
At present, the Company is experiencing a significantly improving environment and strong operating momentum
Abitibi plans to refinance the aforementioned debt with a combination of term loan, secured notes, exchange notes and convertible notes
— The Company will also receive $161 million of cash proceeds from the sale of its Snowflake,
Arizona facility in April 2008

Sources and Uses
$1,582.8 Total Sources
161.0 Proceeds from Snowflake Asset Sale
300.0 ABH Convertible Notes
256.8 Abitibi Exchange Senior Notes
1
415.0 Abitibi Senior Secured Notes
$450.0
Abitibi Senior Secured Term Loan (364 day)
Sources
195.6 Retire Abitibi 6.95% Notes due April 1, 2008
11.0 Accrued Interest on Retired Notes
160.0 Retire Abitibi Credit Facility B due December 31, 2008
150.0 Retire Abitibi 5.25% Notes due June 20, 2008
$1,582.8 Total Uses
70.0 Estimated Transaction Costs
50.0 Paydown Term Loan (with portion of Snowflake proceeds)
505.0 Retire Abitibi Credit Facility A due December 31, 2008
150.0 Retire Abitibi 7.875% Notes due August 1, 2009
$291.2 Excess Cash
Uses
1
Assumes 90% participation in exchange offer.

- Alabama River, AL
- Augusta, GA (JV)
- Snowflake, AZ (in contract for sale)
Pro Forma Corporate Structure
- New Senior Term Loan (364 day) $450mm*
- New Exchange Notes due 2010 257mm*
- New Senior Notes due 2011 415mm*
- Notes due 2010 395mm
- Notes due 2011 400mm
- Notes due 2013 350mm
- Notes due 2015 450mm
- Notes due 2016+ 1,050mm
Total Debt $3,767mm
AbitibiBowater
Inc.
(Delaware)
Bowater Inc.
(Delaware) and
its subsidiaries
Abitibi-
Consolidated
Inc.
(Canada)
Donohue Corp.
(Delaware) and
its subsidiaries
- A/R Securitization funded amount $271mm
(off-balance sheet)
Abitibi-
Consolidated
Company of
Canada Inc.
(“ACCC”)
(Quebec)
Bridgewater
Paper Company
Limited
(UK)
- Alma, QC
- Amos, QC
- Baie-Comeau, QC
- Beaupre, QC
- Clermont, QC
- Fort Frances, ON
- Sawmills (19)
- Engineered Wood (2)
- Hydro Entities (8)
- Remanufacturing (4)
- Recycling Facilities (4)
- Timberland
Other Assets
Paper Mills
- Bridgewater Mill
- UK and Europe A/R
and Inventory
- Grand Falls, NL
- Iroquois Falls, ON
- Kenogami, QC
- Laurentide, QC
- Mackenzie, BC
- Thorold, ON
Paper Mills
- New Convertible Notes $300mm
* ACCC is the issuer of the new loan and notes.

Summary Terms of Senior Secured Term Loan
Unrated Expected Ratings:
Abitibi-Consolidated Inc. (“Abitibi”), the direct parent company of ACCC, and each of ACCC’s existing and future subsidiaries (including D-Corp and its subsidiaries) with limited exceptions
Guarantors:
None, pre-payable immediately at par Call/Repayment Premium:
TBD Offer Price:
TBD Interest Rate:
Asset sales (including the first $50 million of the Snowflake proceeds); insurance proceeds, incurrence of indebtedness; in addition, the amount outstanding will not exceed the lesser of (i)
$450 million (the “Maximum Amount”) and (ii) the sum of: (a) a percentage of the book value of accounts receivable and tax refunds; and (b) a percentage of the book value of inventory to be determined
Mandatory Repayment:
None Amortization:
364 days Maturities:
$450
million Facility Size:
First lien on substantially all of Abitibi’s, ACCC’s and the other Guarantors’ assets other than fixed assets, IP and capital stock of subsidiaries, but including all assets of D-Corp and its subsidiaries that are Guarantors
Security:
Abitibi-Consolidated Company of Canada (“ACCC”) Borrower:

Summary Terms of Senior Secured Notes
Unrated Expected Ratings:
Abitibi-Consolidated Inc. (“Abitibi”), the direct parent company of ACCC, and each of ACCC’s existing and future subsidiaries (including D-Corp and its subsidiaries) with limited exceptions
Guarantors:
NCL Call/Repayment Premium:
TBD Offer Price:
TBD Interest Rate:
Change of control put at 101; asset sale repurchase offer at par Mandatory Repayment:
None Amortization:
3 years Maturities:
$415
million Facility Size:
First lien on certain of Abitibi’s, ACCC’s and other Guarantors’ fixed assets (subject to permitted liens) and certain other assets
Security:
Abitibi-Consolidated Company of Canada (“ACCC”) Issuer:

AbitibiBowater Overview

Merger with Bowater
On October 29, 2007, Abitibi-Consolidated Inc. and Bowater Incorporated completed a merger of equals (“Merger”) and reorganized under a new holding company called AbitibiBowater Inc.
(“ABH”)
— The combined company is the largest producer of newsprint in the world by capacity
— The diversified product line includes newsprint, commercial printing paper, market pulp and wood products
— AbitibiBowater currently trades on the NYSE and the TSX under the ticker ABH
Expects annualized consolidated EBITDA synergies from the Merger to be $375 million
— Upward revision from initial synergy estimate of $250 million
ABH operates 28 pulp and paper mills and 31 wood products facilities located in Canada, the
United States,
Abitibi
56%
Bowater
44%
Abitibi
54%
Bowater
46%
Newsprint
47%
Coated and
Specialty
35%
Market Pulp
8%
Wood Products
10%
2007 ABH Revenue by Product
2007 ABH Revenue by Subsidiary
the United Kingdom and South Korea

Favorable Recent Developments for ABH
Following the merger, AbitibiBowater began a company-wide strategic review of the business
— On November 29, 2007, ABH announced Phase 1 of its post-merger action plan to reduce paper production capacity by approximately 1 million metric tons per year
— Since Q3 2007, ABH has announced the following price increases:
On February 11, 2008, ABH announced the sale of Abitibi’s Snowflake, Arizona mill to
Catalyst Paper Corporation for cash proceeds of $161 million
— The sale of Snowflake
sale proceeds target of $500 million
— Expected to close in April 2008
60 60 - - — Other
60 - 60 - — Super-brite
60 - 60 - — SC
Uncoated Mechanical (st)
60 - 120 60 Coated Mechanical (st)
$60 $60 $25 $ - Newsprint (mt)
Q2 2008 Q1 2008 Q4 2007 Q3 2007
Abitibi
Grades Price Increases ($ per ton):
$284
61
27
75
$121
ABH ACI
$146 Total
33 Wood Products
- Market Pulp
39 Commercial Print Papers
$74 Newsprint
EBITDA Impact for $25
Change in Price or Cost
($ in millions)
1
Excludes retained working capital of approximately $19 million.
marks an important step by ABH to achieve the previously announced asset
1

Abitibi Subsidiary Overview

Abitibi Overview
Abitibi-Consolidated Inc., headquartered in Montréal, Canada, is a global leader in newsprint and commercial printing papers (primarily uncoated groundwood)
— The Company markets its products in 70 countries and employs 11,500 people
It owns or is a partner in 15 paper mills, 19 sawmills, 4 remanufacturing facilities, 2 engineered wood and 8 hydro-electric generation entities in Canada, the United States and the United Kingdom
— Abitibi retains for itself 550 MW of 750 MW total generation capacity
Abitibi manages approximately 39 million acres of timberland in Canada
For the year ended December 31, 2007, the Company generated revenue of $3,829 million
Historical Shipments FY2007 Revenue Breakout
Source:  RISI
Note:  Newsprint in millions of metric tons; Commercial paper in metric tons; Wood products in bbf
N.A
Newsprint
34%
Commercial
Printing Papers
33%
Wood
Products
13%
Corporate Profile
Int’l
Newsprint
20%
4.0 4.0
3.5
3.3
1.7 1.8
2.2 2.0
1.9
1.6
1.7
1.7
2004 2005 2006 2007
Newsprint Commercial Paper Wood Products

Diverse Product Offering
Manufactured and engineered wood for
residential and commercial construction
as well as specialized applications such
as mobile homes, roofing, and flooring
material
Wood Products
Commercial printing papers for
magazines, catalogs, direct mail inserts,
instruction manuals, maps, advertising
inserts, flyers, and books
Commercial Printing Paper
Newsprint for newspapers, advertising
inserts, flyers, brochures, circulars,
telephone and other directories, and
commercial guides
Newsprint
Segment Description Product Segment

■

Thorold, Ontario, Canada
Grand Falls, Newfoundland and Labrador, Canada
Kenora, Ontario, Canada
Fort Frances, Ontario, Canada
Detroit, MI
Chicago, IL
Recycling
Kansas City, MO
Las Vegas, NV
Phoenix, AR
Recycling
Boston, MA
Buffalo, NY
Philadelphia, PA
Baltimore, MD
Pittsburgh, PA
Recycling
Cleveland, OH
Recycling
Columbus, OH
Cincinnati, OH
Indianapolis, IN
San Antonio/Austin, TX
Recycling
Houston, TX
St. Louis, MO
Alabama River, AL

Saint-Thomas
Manicouagan
Kénogami
Commercial Printing Papers
Hydro-Saguenay
Hydroelectric Power
Saint-Fulgence
Clermont
Saint-Hilarion
Château-Richer
Opitciwan
Sawmill
Roberval
Alma
La Tuque
Saint-Raymond
Sawmill
Mistassini
Produits Forestiers
La Tuque

Edinburgh
East Lothian, Scotland
Merseyside, England
Middlesbrough
Recycling
Clay Cross
Derbyshire, England
Liverpool
Merseyside, England
Nottingham
Nottinghamshire, England
Bridgewater
Cheshire, England
Stoke-On-Trent
Staffordshire, England
Recycling
Surrey, England

Broad and International Footprint
North American manufacturing facilities are located near key domestic markets and many have access to key export markets
North America Quebec, Canada
United Kingdom

Newsprint Overview
The North American newsprint industry is a commodity market and prices are cyclical
In addition to newspapers, newsprint is an important component of a wide variety of other applications
—
Advertising inserts, flyers, brochures, circulars, telephone and other directories, and commercial guides
Suppliers have converted and reduced capacity
—
ABH recently announced capacity reductions of 600,000 metric tons during Q1 2008
—
Three price increases have been announced since Q4 2007 totalling $145 per metric ton
For the year ended December 31, 2007, the Company generated Newsprint revenue of $2,024 million
0
2
4
6
8
10
12
14
16
18
2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E 2012E
Capacity Shipments
$300
$350
$400
$450
$500
$550
$600
$650
$700
$750
$800
Source: RISI
N.A. Newsprint Supply & Shipments
Increasing Newsprint Pricing (48.8 gram)

Source: PPPC; RISI, December 2007
North American Newsprint Operating Rates
90%
91%
92%
93%
94%
95%
96%
97%
98%
99%
100%
2004 2005 2006 2007 2008
Without Closures
With Closures
95% Threshold
Above which prices
generally move higher
North American Newsprint – Capacity and Operating Rates

Source: PPPC
Abitibi is actively focused on expanding distribution and sales to non-North American markets
Excluding North America, demand grew approximately 2.3% worldwide in 2007 and is expected to experience similar growth in 2008
-7.7%
5.4%
0.7%
7.7%
2.7%
3.5%
0.1%
-1.0%
-0.6%
-10%
-5%
0%
5%
10%
World NA Western
Europe
Eastern
Europe
Japan Non-
Japan
Asia
Latin
America
Africa Oceania
Newsprint – Increased Export Opportunities
2008 Global Newsprint Demand Forecast

Commercial Printing Papers Overview
Abitibi is one of the world’s largest uncoated groundwood paper producers with total annual production of approximately 1.5 million metric tons, including market pulp
CPP demand is primarily driven by advertising spending and print media usage, which tend to rise when GDP is robust
— Advertising trend continues to shift to the use of higher value paper grades, including supercalendered and hybrid specialty papers
In 2007, approximately 93% of sales were to North America and 7% to other countries
For the year ended December 31,
2007,
the Company generated CPP revenue of
$1,257
million
0
1
2
3
4
5
6
7
8
2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E 2012E
Capacity Demand
$300
$400
$500
$600
$700
$800
$900
$1,000
N.A. Uncoated Groundwood Supply & Demand Uncoated Groundwood (Supercalendered 35 lb.)
Source: RISI

Wood Products Overview
Abitibi is a top 5 producer of wood products in North America with annual capacity of approximately 2.0 billion board feet
— The sawmills in Canada are a major source of wood chips for Abitibi’s pulp and paper mills, thereby reducing cost and securing fiber
— Lumber products manufactured at sawmills include studs, structural lumber and remanufactured wood products (i.e. furniture parts, fencing, bed frames, etc.)
Historically the wood products segment is closely tied to the housing sector, which is currently in a downturn
— Eastern Canada benefits from access to the Northeastern markets
For the year ended December 31, 2007, the Company generated Wood Products revenue of $496 million
0
10
20
30
40
50
60
70
80
90
2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E 2012E
Capacity Demand
250
275
300
325
350
375
400
425
Source: RISI
Lumber Supply & Demand (North America) Lumber Pricing (Crows Framing Index)

Key Investment Highlights

Key Investment Highlights
Leading Market Position in Newsprint and Uncoated Mechanical Papers
World-Class, Low-Cost Mills
Strong and Experienced Management Team
Significant Working Capital and Fixed Asset Volume
Considerable Synergies from Merger Still to Come
Well Positioned to Benefit from Strengthening Pricing Environment

Other
17%
Abitibi
25%
Norpac
5%
Catalyst
7%
Kruger
9%
White
Birch
17%
Bowater
19%

Other
17%
Abitibi
27%
Kruger
4%
Irving
6%
Fraser
8%
NewPage
10%
Catalyst
14%
Bowater
14%

Leading Market Positions in Newsprint and Uncoated
Mechanical Papers
Scale has provided the opportunity to more effectively understand changing market dynamics
— ABH, our parent company, is one of the largest pulp and paper manufacturers in the world
In 2007, Abitibi was the largest producer of Newsprint and Uncoated Mechanical Paper in
North America
— Newsprint represent 54% of the Abitibi’s sales
The merger of Abitibi and Bowater resulted in the combination of the two largest manufacturers of newsprint in North America by capacity
Newsprint –
N.A. Share of Capacity¹
Uncoated Mechanical Paper – N.A. Share of Capacity
Source: RISI
1
Pro Forma for sale of Snowflake, Arizona mill to Catalyst Paper Corporation.

World-Class, Low-Cost Mills
According to a third party study, 2 Abitibi newsprint facilities are in the top quartile of the cash cost curve in
North America and 5 are in the top half
Source: Company
$300
$350
$400
$450
$500
$550
$600
$650
Newsprint Mills Abitibi Mills
North American Mill Level Cost Curve

Well Positioned to Benefit from Strengthening
Pricing Environment
The North American newsprint and commercial printing paper industry is a commodity market and paper prices are cyclical. Since Q3 2007, the Company has increased prices on several of its products
Newsprint prices have risen substantially since the fourth quarter of 2007, as North American producers have announced three separate price increases totaling $145 per metric ton to be implemented by June
2008
Abitibi has raised prices to improve profitability, including the realization of an approximately $25 per metric ton increase for newsprint in the fourth quarter of 2007 and a $60 per short ton increase on uncoated mechanical papers in the fourth quarter of 2007
Impact of Recent Price Implementation and Announcement
Source: RISI, December 2007
1
Based on 2008E shipments.
$446
23
63
84
$276
Illustrative Impact
($ in millions)
0.19
0.52
0.70
1.9¹
Annual Shipments
(millions of tons)
Total
120
120
120
$145
Total
Increases
60
60
60
$60
Q2 2008
60 -
—
Other
- 60
—
Super-brite
- 60
—
SC
Uncoated Mechanical (st)
$60 $25 Newsprint (mt)
Q1 2008 Q4 2007 Price Increases ($ per ton):

2007 Announced Capacity Rationalization
AbitibiBowater
Belgo (115)
Q1 2008 Permanent closure
AbitibiBowater
Dalhousie
(200)
Q1 2008 Permanent closure
AbitibiBowater
Mackenzie (195)
Q1 2008 Indefinitely Idling
AbitibiBowater
Gatineau
(80)
Permanent closure
AbitibiBowater
Calhoun
(100) Grade shift
Catalyst
Crofton/P.Alberni
(134)
Sep-07 Production shift
Kruger
Corner Brook, NF
(80) Nov-07
Indefinitely Idling
Tembec
Kapuskasing, QC
(100)
Oct-07 Indefinitely Idling
Blue Heron Pomona, CA
(145)
May-07 Permanent closure
TOTAL North America (1,149)
Company Mill `000 mt Date Conversion/Closure/Idling
Holmen Hallsta, Sweden (110) 2008 Permanent closure
Holmen (40) 2008 Production shift
Norske Skog Europe (350) TBD Mar 2008 Under Construction
Norske Skog Skogn,Norway (89) 2008 Reduce newsprint production in 2008
Norske Skog Follum, Norway (64) 2008 Reduce newsprint production in 2008
Norske Skog Parenco, Holland (24) 2008 Reduce newsprint production in 2008
Norske Skog Golbey, France (24) 2008 Reduce newsprint production in 2008
Myllykoski Lang Papier (50) 1H 2008 Production curtailment
Stora Summa, Finland (270) Q1 2008 Permanent closure (standard & lightweight)
Norske Skog Jeonju, South Korea (180) Jan-07 Permanent closure
TOTAL Outside North America (1,201)
GRAND TOTAL (2,350)
NEWSPRINT CAPACITY RATIONALIZATION OUTSIDE NORTH AMERICA
Source: PPPC, Press Releases, Company Reports
Note: Capacity realization includes plant closures, conversions and idling
Company Mill `000 mt Date Conversion/Closure/Idling
NEWSPRINT CAPACITY RATIONALIZATION IN NORTH AMERICA
Q3 2008
Q2 2008

Considerable Synergies from ABH Merger Still to Come
At the time of the merger, Management announced $250 million of consolidated annualized EBITDA synergies
— ABH is expected to achieve $250 million of run-rate synergies by Q1 2009
In November 2007, after the Phase I review, ABH revised its original estimate up to
$375 million by the end of 2009
— Synergies will come from:
Historically, ABH predecessor companies have been able to achieve higher than expected synergies
— Donohue acquisition (2000): Announced $250 million target and achieved $294 million, exceeding plan by 17.6%
— Alliance acquisition (2001): Announced $60 million target and achieved $80 million, exceeding plan by
33.3%
30
50
90
$205
Amount
Logistics
Procurement
SG&A
Manufacturing
($ in millions)

Strong and Experienced Management Team
The management team has an average of over 20 years of experience in the Industry
15
6
31
7
26
24
17
30
34
Years in Industry
17 SVP and CFO William Harvey
31 SVP, International Business Division Thor Thorsteinson
6 VP, Controller Joseph Johnson
24 SVP, CPP Division Alain Grandmont
15 VP, Treasurer Duane Owens
20 Executive Chairman John Weaver
Years at Company Title Person
7 SVP, North American Newsprint Division Pierre Rougeau
26 SVP, Wood Products Division Yves Laflamme
2 President and CEO David Paterson

Financial Overview

Historical Abitibi Financial Overview
$127
$146
$226
$100
2004 2005 2006 2007
($ in millions)
$463
$445
$294
$141
2004 2005 2006 2007
($ in millions)
$4,071
$4,409
$4,278
$3,837
2004 2005 2006 2007
($ in millions)
$590 $591
$519
$241
2004 2005 2006 2007
($ in millions)
Note: All financials include D-Corp and are in US dollars; based on average exchange rate for each respective year
1
Pro Forma assuming approximately 50% of $375 million of run-rate synergies benefits Abitibi.
1
Revenue
Adjusted EBITDA
CAPEX Adjusted EBITDA - CAPEX

2007 Quarterly Abitibi Financial Overview
$22
$14
$29
$37
Q1 Q2 Q3 Q4
($ in millions)
$38
($102)
($9)
$24
Q1 Q2 Q3 Q4
($ in millions)
$911
$969 $956
$1,001
Q1 Q2 Q3 Q4
($ in millions)
$60
$38
$20
($65)
Q1 Q2 Q3 Q4
($ in millions)
$(65)
Note: All financials include D-Corp and are in US dollars; based on average exchange rate for each respective year
1
Does not assume any synergies.
Revenue
Adjusted EBITDA¹
CAPEX Adjusted EBITDA - CAPEX

Abitibi Q4 2007PF “Run-rate EBITDA” Bridge
($65)
$125
$9
$10
$31
$11*
$124
(75)
(50)
(25)
0
25
50
75
100
125
150
Q4 2007 Pricing Volume FX Synergies Other Q4 2007PF
($ in millions)
Abitibi Q4 2007 to Q4 2008 EBITDA Bridge
Note: All financials include D-Corp and are in US dollars; based on average exchange rate for each respective year
* Includes abnormally high SG&A in Q4 2007 from the merger.

Abitibi Pro Forma Cash Flow and Liquidity
$5 Total
(25) PF Average Quarterly Capex
(94) PF Interest Expense
$124 Q4 2007PF EBITDA
Pro Forma Cash Flow
($ in millions)
$152
Residual Cash Balance
(13) Required Minority Interest Disbursements (Q2 & Q3)
(28)
Required Pension Payments (Q2 & Q3)
(98)
Estimated FCF (Q2 & Q3)
$291
PF Cash Balance
Pro Forma Liquidity
Necessary to absorb seasonal
working capital swings of
$125 – $150  million
Note: All financials include D-Corp and are in US dollars; based on average exchange rate for each respective year

Substantial Collateral Value for Lenders
137.7 Add-back Residual Interest in Securitization
$192.4 Trade Accounts Receivable on Balance Sheet
$268.9 Total Accounts Receivable
$76.5 Total Non-Trade Accounts Receivable
(47.2) Less Allowance for R&D Tax Benefit
53.1
Other¹
16.8 Trade Agreements, Cogen Operations, and Partnerships
18.9 Road Credits
$34.9 Sales Tax Credits
(485.0) Less Accounts Sold into Securitization Program
(4.8) Less Allowance for Doubtful Accounts
28.8 Lumber
$515.7 Newsprint and Commercial Printing Papers (CPP)
Q4 Average
1
FX Contract Receivables as of December 2007.
2
As of December 2007.
3
Includes Chemicals, Recycled Pulp and Paper, Supplies and Fuel.
4
Based on Alabama River capacity of 255,000 tons valued at Snowflake purchase price of $480 per ton.
Accounts Receivables
($ in millions)
Inventory
77.7 Lumber
$544.9 Total Inventory
$132.9 Mill Stock
(52.3)
Less Obsolescence²
3.0 Other
$182.2 Spare Parts
$199.0 Raw Materials
81.0
Supplies and Other Raw Materials³
13.6 Chips
$104.4
Roundwood²
$213.0 Finished Goods and WIP
2.3 Pulp
51.7 CPP
$81.3 Newsprint
Q4 Average
$936.3 Total
122.5 Alabama River Mill
4
544.9 Total Inventory
$268.9 Total Accounts Receivable

Abitibi Gross Asset Value Coverage
2007 Gross Asset Value Coverage
($ in millions)
2.7x
2.9x
2.9x
2.8x
2.7x 2.7x
2.6x
2.7x 2.7x
2.7x
2.7x
2.3x
1
3
1
Includes residual value of off balance sheet accounts receivable securitization.
2
Based on Alabama River capacity of 255,000 tons valued at Snowflake purchase price of $480 per ton.
3
Defined as $450 million new term loan less $50 million of cash paydown from sale of Snowflake mill.
2
36
$239
$243
$248
$278
$242
$280
$317
$340
$257
$123
$123
$123
$123
$123
$123
$123
$123
$123
$123
$123
$545
$631 $653 $688
$676
$670
$694
$746 $783
$784
$728
$632
$248
$266
$333
$123
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
Inventory Accounts Receivable Alabama River Mill New $400 million Term Loan

Abitibi Discounted Asset Value Coverage
2007 Discounted Asset Value Coverage
($ in millions)
1.9x
2.0x
2.1x
2.0x
1.9x 1.9x
1.8x
2.0x 2.0x 2.0x 2.0x
1.7x
2 3
1
Assumes 70% advance rate on inventory.
2
Assumes 85% advance rate on accounts receivable. Includes residual value of off balance sheet accounts receivable securitization.
3
Based on Alabama River capacity of 255,000 tons valued at Snowflake purchase price of $480 per ton discounted at 50%.
4
Defined as $450 million new term loan less $50 million of cash paydown from sale of Snowflake mill.
1 4
37
$203
$206
$211
$236
$206
$238
$269
$283
$289
$218
$61
$61
$61
$61
$61
$61
$61
$61
$61
$61
$61
$61
$382
$441
$457
$482
$473
$469
$486
$523
$548 $549
$509
$442
$211
$226
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
Inventory Accounts Receivable Alabama River Mill New $400 million Term Loan

Public Q&A